UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2024
Crown Electrokinetics Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39924	47-5423944
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1110 NE Circle Blvd.
Corvallis, Oregon 97330
(Address of principal executive offices and zip code)
(458) 212-2500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting (the “Annual Meeting”) of the stockholders of Crown Electrokinetics Corp. (the “Company”) was held on June 14, 2024. As of May 14, 2024, the record date for the Annual Meeting, 103,468,373 shares of common stock, par value $0.0001 per share (“Common Stock”) were issued and outstanding. Holders of 37,565,797 shares of the Company’s Common Stock were present in person or by proxy at the Annual Meeting, representing approximately 36.31% of the total outstanding shares of Common Stock, constituting a quorum pursuant to the Company’s bylaws. A brief summary of the matters voted upon by stockholders at the Annual Meeting is set forth below, and the proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 21, 2024. The voting results reported below are final.

Proposal No. 1

The Company’s stockholders elected Douglas Croxall, Daniel Marcus, Dr. DJ Nag, Scott Hobbs, and Joel Krutz to the Company’s Board of Directors, to hold office until the 2025 annual meeting of stockholders or until his successor shall have been duly elected or appointed and qualify, based upon the following votes:

NOMINEE	VOTES “FOR”	VOTES WITHHELD	BROKER NON-VOTES
Douglas Croxall	18,071,711	3,633,881	15,860,205
Daniel Marcus	19,014,701	2,690,891	15,860,205
Dr. DJ Nag	19,000,142	2,705,450	15,860,205
Scott Hobbs	19,013,335	2,692,257	15,860,205
Joel Krutz	19,020,554	2,685,038	15,860,205

Proposal No. 2

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, based upon the following votes:

VOTES “FOR”	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
33,837,309	1,957,993	1,770,495	--

Proposal No. 3

The Company’s stockholders approved a reverse stock split of the Common Stock at a ratio of not more than 1-for-150, such ratio to be determined by the Board of Directors on or prior to December 31, 2024, in its sole discretion, based upon the following votes:

VOTES “FOR”	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
22,933,532	14,575,202	57,063	--

Proposal No. 4

The Company’s stockholders approved the Company’s 2024 Employee Incentive Plan, based upon the following votes:

VOTES “FOR”	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
15,080,044	6,155,898	469,650	15,860,205

Proposal No. 5

The Company’s stockholders approved the issuance of shares of Common Stock to an accredited investor pursuant to a common stock purchase agreement which the Company anticipates entering into prior to August 31, 2024, based upon the following votes:

VOTES “FOR”	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
15,085,908	6,033,536	586,148	15,860,205

Item 9.01. Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 14, 2024

CROWN ELECTROKINETICS CORP.

By:	/s/ Doug Croxall
	Name:	Doug Croxall
	Title:	Chief Executive Officer